SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2004

NATROL, INC.
(Exact name of registrant as specified in charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

21411 Prairie Street, Chatsworth, California 91311
(Address of principal executive offices) (Zip code)

(818) 739-6000
(Registrant’s telephone number, including area code)

Item 7.  Exhibits.

(c)           Exhibits.  The following exhibits are being furnished herewith:

Exhibit Number	Title

99.4	Press Release issued by Natrol, Inc., dated March 31, 2004.

Item 9.  Regulation FD Disclosure.

On March 21, 2004, Natrol, Inc. (“Natrol”) issued a press release press release dated March 31, 2004 entitled, “Natrol Announces 2003 results.  A copy of the press release dated March 31, 2004 is filed herewith as Exhibit 99.4.

The following information is being provided under Item 12 – Results of Operations and Financial Condition.  It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216.  Such information, including the Exhibits attached hereto, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATROL, INC.

Date: March 31, 2004	/s/ Elliott Balbert
Elliott Balbert
President, Chief Executive Officer and Chairman

EXHIBIT INDEX

Exhibit No.	Description

99.4	Press Release issued by Natrol, Inc., dated March 31, 2004